SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2011 (January 25, 2011)

VICTORY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20341 Irvine Avenue, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 480-0305

2677 N. Main Street, Suite 360, Santa Ana, California 92705

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)    Dismissal of Previous Independent Registered Public Accounting Firm

On January 17, 2011, the audit committee of the board of directors of Victory Energy Corporation (the “Company”) approved the dismissal of Hein & Associates, LLP (“Hein”) as the Company’s independent registered public accounting firm, effective immediately.  Hein was originally engaged on March 18, 2009 but has at no time commenced any audit or review procedures related to any of the Company’s financial statements for any period.

The Company’s financial statements for the years ended December 31, 2010 and December 31, 2009, and any subsequent interim periods, have not been filed with the Securities and Exchange Commission (“SEC”).  During the past two years, there were no reports or other communications from Hein in connection with the Company’s financial statements that contained an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2010 and December 31, 2009 and from January 1, 2011 through January 16, 2011, (i) there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to Hein’s satisfaction, would have caused Hein to make reference to the subject matter of such disagreements in connection with any reports or other communications to the Company, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hein a copy of this Form 8-K prior to its filing with the SEC and requested Hein to furnish a letter addressed to the SEC stating whether or not Hein agrees with the statements made above.  A copy of Hein’s letter dated January 24, 2011 is attached hereto as Exhibit 16.1 to this Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Hein as the Company’s independent registered public accounting firm, the audit committee of the board of directors approved the appointment of Wilson Morgan, LLP (“Wilson”) as the Company’s registered independent public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and from January 1, 2011 through January 16, 2011, neither the Company nor anyone acting on its behalf consulted Wilson regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Wilson concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01               Financial Statements and Exhibits.

                (d)           Exhibits.

                                Exhibit No.             Description

16.1                         Letter to Securities and Exchange Commission from Hein & Associates, LLP dated January 24, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: January 25, 2011	By:	/s/ ROBERT J. MIRANDA
Robert Miranda
Interim Chief Executive Officer

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